United States
Securities And Exchange Commission
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number    811-8977

GE Private Asset Management Funds

(Exact name of registrant as specified in charter)

GE Private Asset Management Funds, 16501 Ventura Blvd., Ste. 201, Encino, CA 91436-2007

(Address of principal executive offices)  (Zip code)

Regina M. Fink, 16501 Ventura Blvd., Ste 201, Encino, CA 91436-2007

(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 957-9700

Date of fiscal year end:     9/30

Date of reporting period:   09/30/05

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report

GE CONTRA FUND

ANNUAL REPORT | SEPTEMBER 30, 2005

NOT FDIC INSURED • NOT BANK GUARANTEED • MAY LOSE VALUE

WHAT’S INSIDE

WHAT’S INSIDE
Letter from the President	1

Fund at a Glance	4

Fund Expenses	5

Fund Performance	7

Schedule of Investments	8

Statement of Assets and Liabilities	9

Statement of Operations	10

Statements of Changes in Net Assets	11

Financial Highlights.	12

Notes to Financial Statements	13

Report of Independent Registered Public Accounting Firm	19

Additional Shareholder Information	20

Additional Information	21

LETTER FROM THE PRESIDENT

Dear Shareholder,	November 29, 2005

Following is the annual report for the GE Contra Fund (“Fund” or “Contra Fund”) for the 12 months ended September 30, 2005. This letter reviews the objective and strategy of the Fund, what we believe to be the period’s prevailing economic and market conditions, and the Fund’s performance over the last fiscal year. We hope you find this report to be useful and informative.

Contra Fund Objective and Strategy

The Contra Fund seeks to provide protection against declines in the value of certain equity assets managed by GE Private Asset Management, Inc. (“GEPAM”) for its private clients. GEPAM also acts as investment manager to the Contra Fund. GEPAM analyzes various mutual funds and direct securities held by certain clients and performs a statistical analysis of the characteristics of these securities at an individual security and/or portfolio level.

Based on this analysis, GEPAM determines a composite portfolio, which it calls the Equity Benchmark, and then instructs Credit Suisse Asset Management, LLC (“CSAM”), the Fund’s Sub-Adviser, of the level and nature of the downside protection—or “contra” holdings—specifically designed to serve as a counterbalance for the Equity Benchmark. CSAM uses a quantitative and qualitative investment process to select investments designed to provide protection against severe declines in the performance of the Equity Benchmark beyond predetermined levels. As a result, the value of your investment in the Fund generally will increase when the value of the Equity Benchmark declines beyond predetermined levels. Conversely, when the value of the Equity Benchmark increases, the value of your investment in the Fund generally will decrease.

Since the Contra Fund is designed to behave contrary to the broad-based stock market, GEPAM uses the Fund in its Actively Managed Protection (“AMP”) service, available to its private clients, by allocating a small portion of the account of each AMP client to the purchase of Contra Fund shares. The Contra Fund is not publicly available nor is it intended to serve as a complete investment program.

Market Overview

The U.S. equity markets gained value in the last three months of 2004, at the beginning of the Fund’s recent fiscal year. There were a variety of factors contributing to the market’s strength during this period, including a post-presidential election rally. In addition, with oil prices on the decline, investors shook off worries about terrorism, Iraq, and federal budget deficits.

However, in 2005 the markets stayed quite sluggish as the euphoria over last year's presidential election results faded. The most significant impact in 2005 was from the two hurricanes that wreaked havoc in the gulf region-an area with significant oil processing capacity. In the weeks after the events, much of Wall Street was preoccupied weighing the ramifications of these disasters on the future economic health of the country. Oil prices spiked briefly above $70 a barrel when Hurricane Katrina hit in late August. This led to concerns that economic growth might be at risk. In spite of the threat of a slowdown, the Federal Reserve Board has remained steadfast in its effort to raise short-term interest rates and keep inflation in check, with the Federal Funds rate rising from a low of 1% to nearly 4% by the end of September. Despite these shots to the economy, which has many observers concerned, GDP growth has managed to remain intact, as the initial estimate of GDP growth for the third quarter came in at a robust 3.8%.

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Nevertheless, the surprisingly high oil prices, coupled with rising short-term interest rates, conspired to keep stock market returns relatively subdued during this period. Most stock indices have posted positive results this year, albeit rather sluggish results in most cases, with only real estate securities and international stocks managing to post double-digit gains.

Option volatility has remained low throughout 2005, at levels we have not seen since the mid-nineties. While these periods are not optimal environments for using put options, since put option strategies are designed to benefit from volatility, periods of low option volatility usually offer the opportunity to buy options at relatively low costs. At some point option volatility will increase, which should reward investors who have decided to make use of this rather unique risk management tool.

Fund Overview

The decline in the Fund during the twelve month reporting period can be attributed primarily to the increased value in the equity markets and to the premiums paid for options and is consistent with the objective and design of the Contra Fund.

The strategy implemented for the Fund during 2005 involved the purchase of put optionsi on a quarterly basis. The strategy for 2005 involved the purchase of out-of the-money put optionsii on the Russell 2000 Indexiii and S&P 500 Indexiv. If markets were to appreciate, remain unchanged or even decline to a level that was above the strike price, the cost borne would be the premium paid for these securities. Since the overall returns in the market have been positive since September 2004, the Fund experienced negative performance. This decline in value affected that typically small portion of client assets allocated to Fund shares.

It is our expectation that, if the equity markets continue to increase in value as has been experienced over the last fiscal year, the value of the Fund will continue to decline. Based on its current structure, we would anticipate that the value of the Fund will only appreciate if the market declines significantly. This performance would be consistent with the Fund’s objective and its role in GEPAM’s Actively Managed Protection service.

Fund Performance

For the period ended September 30, 2005, the GE Contra Fund returned a negative 99.94%. Over the same period, the S&P 500 Index returned a positive 12.25%. The Fund is designed to increase in value when the broad-based stock market declines in value and decrease in value when the market gains in value. Consequently, the Fund had a negative return for the period as the equity markets appreciated.

Thank you for your investment in GE Contra Fund. We look forward to continuing to serve your investment needs in the future.

Gurinder S. Ahluwalia
President, GE Private Asset Management, Inc.

The views of the Fund’s Manager are as of the date of this November letter and the Fund holdings described in this document are as of September 30, 2005; these views and Fund holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities. In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Fund’s investment portfolio. These statements are subject to risks and actual trends, developments and regulations in the future and their impact on the Fund could be materially different from those projected, anticipated or implied. The Fund’s Manager has no obligation to update or revise forward-looking statements.

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The information provided in this letter by the Manager is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: The fund may invest in derivatives, such as options and futures, which can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on the fund’s performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Put options are rights to sell shares of a particular stock or index at a predetermined price before a preset deadline, in exchange for a premium.
ii	“Out-of-the-money” put options are those whose predetermined exercise prices are lower than the underlying stock or index’s current market value.
iii
The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

iv	The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks.

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Investment Breakdown*

September 30, 2005

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Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on April 1, 2005, and held for the six months ended September 30, 2005.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return (1)

	Actual	Beginning	Ending	Annualized	Expenses
	Total	Account	Account	Expense	Paid During
	Return(2)	Value	Value	Ratio(3)	the Period(3)
GE Contra Fund	(97.78)%	$1,000.00	$22.20	1.75%	$4.48

(1)	For the six months ended September 30, 2005.

(2)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. Total return is not annualized as it may not be representative of the total return for the year.

(3)
Expenses (net of voluntary waiver) are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365.

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Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return (1)

	Hypothetical	Beginning	Ending	Annualized	Expenses
	Annualized	Account	Account	Expense	Paid During
	Total Return	Value	Value	Ratio(2)	the Period(2)
GE Contra Fund	5.00%	$1,000.00	$1,016.29	1.75%	$8.85

(1)	For the six months ended September 30, 2005.

(2)
Expenses (net of voluntary waiver) are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365.

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Fund Performance (unaudited)

Comparison of the Change in Value of a $10,000 investment in the
GE Contra Fund vs. Standard & Poor’s 500 Index

GE Contra Fund
Average Annual Total Returns*
September 30, 2005

	1 Year	5 Years	Since Inception‡
GE Contra Fund**	-99.94%	-89.08%	-82.79%
Standard & Poor’s 500 Index	16.72%	-1.49%	2.03%

The Contra Fund is designed to act contrary to the broad-based stock market and will experience substantial losses unless there are market declines. The Contra Fund is available only to certain private clients of GEPAM and represents only a small portion of clients’ overall portfolios. This Fund performance does not represent the performance of clients’ total portfolios.

*
Returns shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

**	Returns reflect fee waivers and/or expense reimbursements.

‡	The Fund commenced operations December 7, 1998.

^	Amount is less than $1.00.

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Schedule of Investments	September 30, 2005

CONTRACTS	SECURITY	VALUE
PURCHASED OPTIONS — 59.5%
	Russell 2000 Index:
200	Put @ 630, Expire 12/05	$183,000
1,600	Put @ 640, Expire 12/05	1,840,000
	S&P 500 Index:
7,500	Put @ 1,150, Expire 12/05	5,062,500
350	Put @ 1,175, Expire 12/05	371,000
	TOTAL PURCHASED OPTIONS
	(Cost — $11,162,000)	7,456,500
FACE
AMOUNT
SHORT-TERM INVESTMENTS — 40.6%
	Time Deposit:
$ 457,000	State Street Bank and Trust Company,
	Due 10/3/05, 3.45% (Cost — $457,000)	457,000
	U.S. Treasury Bill:
4,650,000	Due 11/3/05 (Cost — $4,636,069)	4,635,595
	TOTAL SHORT-TERM INVESTMENTS
	(Cost — $5,093,069)	5,092,595
	TOTAL INVESTMENTS — 100.1%
	(Cost — $16,255,069*)	12,549,095
	Liabilities in Excess of Other Assets — (0.1%)	(13,847)
	TOTAL NET ASSETS — 100.0%	$12,535,248

* Aggregate cost for Federal income tax purposes is $16,255,303.

See Notes to Financial Statements.

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Statement of Assets and Liabilities	September 30, 2005

ASSETS:
Investments, at value (Cost — $11,162,000)	$7,456,500
Short-term investments, at value (Cost — $5,093,069)	5,092,595
Cash	787
Accrued income	44
Receivable for Fund shares sold	12,053
Receivable from Manager	31,756
Prepaid Expenses	8,093
Total Assets	12,601,828
LIABILITIES:
Payable to Trustees	12,076
Payable to affiliates	10,833
Payable for Fund shares reacquired	2,341
Accrued expenses	41,330
Total Liabilities	66,580
Total Net Assets	$12,535,248
NET ASSETS:
Par value of capital shares	$403
Capital paid in excess of par value	276,544,848
Accumulated net realized loss from investment transactions and options	(260,304,029)
Net unrealized depreciation on investments and options	(3,705,974)
Total Net Assets	$12,535,248
Shares Outstanding	403,207
Net Asset Value, Per Share	$31.09

See Notes to Financial Statements.

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Statement of Operations	September 30, 2005

For the Year Ended September 30, 2005

INVESTMENT INCOME:
Interest		$71,837
EXPENSES:
Management fee (Note 2)	105,600
Audit and Legal	72,101
Shareholder communications	64,823
Administration, accounting services, transfer agency,
and shareholder services fee (Note 2)	63,750
Trustees' fees	61,000
Registration fees	40,308
Compliance program fees	11,250
Custody	10,935
Administration fee (Note 2)	10,856
Transfer agency services (Note 2)	1,062
Other	924
Total Expenses	442,609
Less: Fees waived and expenses
reimbursed by Manager (Note 2)	(288,606)
Net Expenses		154,003
Net Investment Loss		(82,166)
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS (Note 3):
Realized Loss From Investment Transactions and Options		(48,776,617)
Net Change in Unrealized Depreciation on Investments and Options		(263,974)
Net Realized and Unrealized Loss on Investments and Options		(49,040,591)
Decrease in Net Assets From Operations		$(49,122,757)

See Notes to Financial Statements.

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Statements of Changes in Net Assets

For the Years Ended September 30,
	2005	2004
OPERATIONS:
Net investment loss	$(82,166)	$(255,550)
Realized loss	(48,776,617)	(145,386,990)
Net change in unrealized depreciation	(263,974)	2,315,450
Decrease in Net Assets From Operations	(49,122,757)	(143,327,090)
FUND SHARE TRANSACTIONS (Note 5):
Proceeds from sale of shares	45,433,503	91,315,168
Cost of shares reacquired	(1,613,907)	(16,501,557)
Increase in Net Assets From Fund Share Transactions	43,819,596	74,813,611
Decrease in Net Assets	(5,303,161)	(68,513,479)
NET ASSETS:
Beginning of year	17,838,409	86,351,888
End of year	$12,535,248	$17,838,409

See Notes to Financial Statements.

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Financial Highlights

For a share of capital stock outstanding throughout each year ended September 30:

GE CONTRA FUND(1)	2005(2)	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$50,000.00	$9,910,000.00	$51,350,000.00	$50,350,000.00	$10,860,000.00
Income (Loss) From Operations:
Net investment loss	(0.00)*	(0.00)*	(120,000.00)	(310,000.00)	(90,000.00)
Net realized and unrealized gain (loss)	(49,968.91)	(9,860,000.00)	(22,710,000.00)	18,240,000.00	39,720,000.00
Total Income (Loss) From Operations	(49,968.91)	(9,860,000.00)	(22,830,000.00)	17,930,000.00	39,630,000.00
Less Distributions From:
Net investment income	—	—	—	—	(130,000.00)
Net realized gains	—	—	(18,610,000.00)	(16,930,000.00)	(10,000.00)
Total Distributions	—	—	(18,610,000.00)	(16,930,000.00)	(140,000.00)
Net Asset Value, End of Year	$31.09	$50,000.00	$9,910,000.00	$51,350,000.00	$50,350,000.00
Total Return	(99.94)%	(99.50)%	(48.83)%	95.70%	366.57%
Net Assets, End of Year	$12,535,248	$17,838,409	$86,351,888	$165,882,092	$94,006,979
Ratios to Average Net Assets:
Net Expenses	1.75%	1.75%	1.51%	1.72%	1.71%
Expenses before voluntary
expense reimbursement	5.05%	1.85%	1.51%	1.72%	1.71%
Net investment loss	(0.94)%	(0.79)%	(0.79)%	(1.14)%	(0.39)%
Portfolio turnover rate	0%	0%	0%	0%	0%

(1)	Per share amounts have been calculated using the monthly average shares method.

(2)
During the year ended September 30, 2005, the Fund effected the following reverse stock splits: (i) October 6, 2004 1 for 100; (ii) June 3, 2005 1 for 10; and (iii) September 12, 2005 1 for 1,000. All historical per share information has been retroactively adjusted to reflect these reverse stock splits.

*	Amount represents less than $0.01 per share.

See Notes to Financial Statements.

12 GE Private Asset Management Funds, Inc.  |  2005 Annual Report

Notes to Financial Statements

1. Organization and Significant Accounting Policies

The GE Contra Fund (“Fund”), a separate investment fund of the GE Private Asset Management Funds (“Trust”), a Deleware statutory trust, (formerly a Maryland corporation) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The Fund seeks to provide protection against declines in the value of the U.S. equity allocation of certain assets custodied with GE Financial Trust Company. The Fund is available only to certain private advisory clients of GE Private Asset Management, Inc. and represents only a small portion of clients’ overall portfolios.

The following is a summary of the significant accounting policies consistently followed by the Fund and is in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Securities listed on a U.S. securities exchange (including securities traded through the NASDAQ) or foreign securities exchange or traded in an over-the-counter market will be valued at the most recent sale (or in the case of a NASDAQ quoted security, at the NASDAQ official closing price (NOCP)) as of the time the valuation is made or, in the absence of sales, at the mean between the bid and asked quotations. If there are no such quotations, the value of these securities will be taken to be the highest bid quotation on the exchange or market. Options and futures contracts purchased and held by the Fund are valued at the close of the securities or commodities exchanges on which they are traded (typically 4:15 p.m. Eastern time). Stock index options will be valued at the last price, but if that price does not fall within the bid and ask price for the stock index option, when the market closes at 4:15 p.m. Eastern time, then the stock index option will be valued at the mean between the bid and asked quotations. These times are referred to as “Valuation Times.” The Fund values its securities and other holdings based on market quotations or, where market quotations are not readily available or are believed not to reflect market value, as reflected by exchanges, at Valuation Times, based on fair value as determined in good faith using consistently applied procedures established by the Fund’s Board. The effect of valuing Fund holdings at fair value may be that the price determined may be different than the price determined using market quotations or another methodology and may not reflect the price at which the Fund could sell the asset. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless the Board determines that using this method would not reflect the investments’ value.

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Notes to Financial Statements (continued)

(b) Option Contracts. When the Fund writes or purchases a call or a put option, an amount equal to the premium received or paid by the Fund is recorded as a liability or asset, the value of which is marked-to-market daily to reflect the current market value of the option. When the option expires, the Fund realizes a gain or loss equal to the amount of the premium received or paid. When the Fund enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss on the underlying security. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium received reduces the cost of the security that the Fund purchased upon exercise of the option.

(c) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(d) Futures Contracts. The Fund may enter into futures contracts to the extent permitted by its investment policies and objectives. Upon entering into a futures contract, the Fund is required to deposit cash or pledge securities as initial margin. Additional securities are also segregated up to the current market value of the futures contracts. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts. The Fund enters into such contracts typically to hedge a portion of the portfolio. Risks of entering into futures contracts for hedging purposes include the possibility that a change in the value of the contract may not correlate with the changes in the value of the investments hedged. In addition, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction.

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Notes to Financial Statements (continued)

(e) Investment Transactions and Dividend Income. Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Gains or losses on the sale of investments are calculated by using the specific identification method.

(f) Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date; the Fund distributes dividends and capital gains, if any, at least annually. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal Income Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

2. Management Agreement, Administration Agreement, and Other Transactions

GE Private Asset Management, Inc. (“Manager”), acts as the Fund’s investment manager. The Fund pays the Manager a management fee calculated at an annual rate of 1.20% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly. During the year ended September 30, 2005, the Manager voluntarily waived $105,600 of management fees and reimbursed $183,006 of other operating expenses of the Fund in order to limit the annual operating expenses of the Fund to 1.75%.

Effective December 28, 2004, Integrated Fund Services, Inc. (“IFS”) provides administrative, accounting, transfer agency, shareholder servicing and dividend disbursing services on behalf of the Fund. For these services, IFS receives an annual fee, paid monthly, from the Fund. Fees earned by IFS for the year ended September 30, 2005 can be found under the caption “Administration, accounting services, transfer agency and shareholder services fee” on the Statement of Operations.

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Notes to Financial Statements (continued)

Prior to December 28, 2004, Smith Barney Fund Management LLC, an indirect wholly-owned subsidiary of Citigroup Inc., acted as the Fund’s administrator for which the Fund paid a fee calculated at an annual rate of 0.20% of the Fund’s average daily net assets or an annual minimum of $50,000 depending upon which amount is greater. This fee was calculated daily and paid monthly.

The Manager has entered into a sub-advisory agreement with Credit Suisse Asset Management, LLC (“CSAM”). Pursuant to the sub-advisory agreement, CSAM is responsible for the day-to-day portfolio operations and investment decisions of the Fund. The Manager, not the Fund, pays CSAM a sub-advisory fee of 0.85% of the Fund’s average daily net assets.

Capital Brokerage Corporation acts as the Fund’s distributor.

Under the terms of the Compliance Services Agreement between the Fund and IFS, IFS provides certain compliance services to the Fund, including developing and assisting in implementing a compliance program for IFS on behalf of the Fund and providing administrative support services to the Fund’s Compliance Program and Chief Compliance Officer.

3. Investments

During the year ended September 30, 2005, the Fund did not enter into any written option contracts.

4. Reverse Stock Splits

The Fund’s shares have been adjusted to reflect three reverse stock splits. The effect of the reverse stock splits was to reduce the number of shares outstanding of the Fund while maintaining the Fund’s and each shareholder’s aggregate net asset value. The reverse stock splits were as follows:

		Net Asset	Net Asset	Shares	Shares
		Value Before	Value After	Outstanding	Outstanding
Date	Rate	Split	Split	Before Split	After Split
10/06/04	1 for 100	$0.03	$ 3.14	352,335,196	3,523,352
06/03/05	1 for 10	$0.01	$ 0.13	96,265,031	9,626,503
09/12/05	1 for 1,000	$0.04	$40.48	395,367,388	395,367

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Notes to Financial Statements (continued)

5. Capital Shares

At September 30, 2005, the Series had 500,000,000 shares of capital stock authorized with a par value of $0.001 per share. Each share represents an equal proportionate interest and has an equal entitlement to any dividends and distributions made by the Fund.

Transactions in shares of the Fund were as follows:

	Years Ended September 30,
	2005	2004
Beginning Shares	352,310,299	8,709,309
Shares sold	486,903,504	363,609,923
Net share reduction due to 1 for 100 reverse stock split	(348,811,844)	—
Net share reduction due to 1 for 10 reverse stock split	(86,638,528)	—
Net share reduction due to 1 for 1,000 reverse stock split	(394,972,021)	—
Shares reacquired	(8,388,203)	(20,008,933)
Ending Shares	403,207	352,310,299

6. Federal Income Tax Information & Distributions to Shareholders

The Fund made no distributions during the fiscal years ended September 30, 2005 and 2004.

The following informations is computed on a tax basis for each item:

Federal tax cost of securities	$16,255,303
Gross unrealized appreciation	—
Gross unrealized depreciation	(708)
Net unrealized depreciation	(708)
Capital loss carryforward	(225,459,271)
Post-October losses	(38,550,024)
Total accumulated deficit	$(264,010,003)

The difference between the tax cost of portfolio investments and the financial statement cost is primarily due to wash sales.

As of September 30, 2005, the Fund had the following capital loss carryforwards for federal income tax purposes:

Amount	Expires September 30,
$ 40,176,801	2011
52,475,216	2012
132,807,254	2013

17    GE Private Asset Management Funds, Inc.  |  2005 Annual Report

Notes to Financial Statements (continued)

Certain reclassifications, the result of permanent differences between financial statements and income tax reporting requirements, have been made to the components of capital. These reclassifications have no impact on the net assets or net asset value per share of the Fund and are designed to present the Fund’s capital accounts on a tax basis. The following reclassification of net investment loss has been made for the year ended September 30, 2005:

Paid-In Capital	Accumulated Net Investment Income	Accumulated Net Realized Gain (Loss)
$ (82,165)	$ 82,166	$ (1)

7. Commitments and Contingencies

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

18    GE Private Asset Management Funds, Inc.  |  2005 Annual Report

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
GE Private Asset Management Funds:

We have audited the accompanying statement of assets and liabilities of GE Contra Fund (the Fund), including the schedule of investments, as of September 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2005, by correspondence with the custodian and other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2005, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio
November 23, 2005

19    GE Private Asset Management Funds, Inc.  |  2005 Annual Report

Additional Shareholder Information (unaudited)

A Special Meeting of the Shareholders of the Fund was held on September 9, 2005 for the purpose of voting on the following matters:

Proposal 1:

Election of Director

To elect Gurinder S. Ahluwalia as Interested Director of the Fund:

Shares	Percentage	Shares	Percentage		Percentage
Voted For	of Shares	Voted	of Shares	Shares	of Shares
	Voted	Against	Voted	Abstained	Withheld
71,511,667	93.90%	4,647,422	6.10%	—	—

Proposal 2:

Approval of reorganization from a Maryland corporation into a Delaware statutory trust

To approve the reorganization of GE Private Asset Management Funds, Inc. (the “Company”) from a Maryland corporation into a Delaware statutory trust, including the liquidation and dissolution of the Company.

Shares	Percentage	Shares	Percentage		Percentage
Voted For	of Shares	Voted	of Shares	Shares	of Shares
	Voted	Against	Voted	Abstained	Withheld
68,499,461	89.94%	2,570,638	3.38%	5,088,990	6.68%

20    GE Private Asset Management Funds, Inc.  |  2005 Annual Report

Additional Information (unaudited)

Information about Trustees and Executive Officers

Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling GEPAM at 800-238-0810.

		Term of		Number of
		Office*		Portfolios
		and	Principal	in Fund
Name,	Position(s)	Length	Occupation(s)	Complex	Other Board
Address,	Held with	of Time	During Past	Overseen	Memberships
and Age	Fund	Served	Five Years	by Trustee	Held by Trustee
Non-Interested Trustees:
John A. Fibiger	Trustee	Since	Retired; Former	1	Member of Board of
GE Private Asset Management		2004	Chairman and President		Advisors, The Menninger
Funds (“GEPAM”)			of Transamerica Life		Foundation;
16501 Ventura Blvd., Ste. 201			Companies		Life Trustee, Museum of
Encino, CA 91436					Science, Boston,
Age: 73					Massachusetts
Dwight M. Jaffe	Trustee	Since	Professor of Finance and	1	Co-Chairman, Fisher Center
GEPAM		2004	Real Estate and Willis H.		for Real Estate & Urban
16501 Ventura Blvd., Ste. 201			Booth Professorship in		Economics and Director,
Encino, CA 91436			Banking and Finance II,		Berkeley-St. Petersburg
Age: 62			Walter A. Haas School of		School of Management
			Business University		Program, Walter A. Haas
			of California, Berkeley		School of Business
University of California,
Berkeley
Douglas A. Paul	Trustee	Since	Partner, Kirkpatrick &	1	Independent Director of
GEPAM		2004	Lockhart LLP, 2000-2002		Capital Bank and Trust
16501 Ventura Blvd., Ste. 201			(law firm); Director of		Company, a federal savings
Encino, CA 91436			Compliance, Associate		bank affiliated
Age: 58			General Counsel, Vice		with The Capital Group
			President, American		Companies, Inc.
Century Investments,
1995-2000 (Investment
Advisory Firm)
Interested Trustee:
Gurinder S. Ahluwalia	President	Since	President, CEO of	1	Centurion Capital Group Inc.,
GEPAM		2004	GEPAM since 1/2004;		Centurian Financial Advisers
16501 Ventura Blvd., Ste. 201			Senior VP of GE		Inc., GE Financial Trust
Encino, CA 91436	Chairman	Since	Financial Assurance		Company and GEPAM
Age: 40		2005	2002-2004; Chief Risk
Officer at GE Edison Life
in Japan 2000-2002; VP
Quality at GEFA Direct
1997-2000
*	Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.
**	Mr. Ahluwalia is a trustee who is an “interested person” of the Fund as defined in the 1940 Act because Mr. Ahluwalia is an officer of GE Financial and certain of its affiliates.

21    GE Private Asset Management Funds, Inc.  |  2005 Annual Report

Additional Information (unaudited) (continued)

		Term of		Number of
		Office*		Portfolios
		and	Principal	in Fund
Name,	Position(s)	Length	Occupation(s)	Complex	Other Board
Address,	Held with	of Time	During Past	Overseen	Memberships
and Age	Fund	Served	5 Years	by Trustee	Held by Trustee
Executive Officers:
Gurinder S. Ahluwalia	President	Since	See biography on previous	N/A	N/A
GEPAM		2004	page.
16501 Ventura Blvd., Ste. 201
Encino, CA 91436	Chairman	Since
Age 40		2005
Thomas Rose	Treasurer	Since	Vice President and Chief	N/A	N/A
GEPAM		2003	Financial Officer of
16501 Ventura Blvd., Ste. 201			GEPAM since 3/2003; Vice
Encino, CA 91436			President of GEPAM since
Age 43			10/2002; Vice President,
Operations Planning and
Analysis, GE Financial
Advisers, Inc. from 1/2002
to 10/2002; Director,
Operations, GE Financial
Advisers, Inc. from 1/2001
to 12/2001; Director, e-
Business, GE Financial
Advisers, Inc. from 8/2000
to 12/2000; Vice President,
Quality, GE Client
Business Services, Inc.
from 7/1999 to 7/2000;
Director, HR and Chief of
Staff, SWCS, 7/1997 to
6/1999
Regina M. Fink	Secretary	Since	Vice President, Senior	N/A	N/A
GEPAM	and	2004	Counsel and Secretary of
16501 Ventura Blvd., Ste. 201	Vice		GEPAM (Since 2002);
Encino, CA 91436	President		Counsel at Transamerica
Age 44			Occidental Life Insurance
Company 1993-2002
*	Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

22    GE Private Asset Management Funds, Inc.  |  2005 Annual Report

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GE Private Asset Management Funds

GE Contra Fund

The Fund is a separate investment fund of the GE Private Asset Management Funds, a Delaware statutory trust.

The Fund files its complete schedule of portfolio holdings with Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-238-0810.

Information on how the Fund voted-proxies relating to portfolio securities during the 12 month period ended June 30, 2005 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-238-0810, (2) on the Fund’s website at www.gepam.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of the GE Private Asset Management Funds — GE Contra Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus.

DISTRIBUTOR
Capital Brokerage Corporation
3001 Summer Street
P.O. Box 120041
Stamford, CT 06912

MANAGER
GE PRIVATE ASSET MANAGEMENT, INC.
16501 Ventura Blvd., Suite 201
Encino, CA 91436

This document must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before you invest or send money.

A Statement of Additional Information, which includes additional information about the Fund’s Trustees, is available, without charge, upon request to GE Private Asset Management, Inc., at 1-800-238-0810.

GECONT 5/04

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller. This code of ethics is available upon request at no charge. Please call 800 845 2958 and ask to be referred to the Compliance Department to obtain a copy of this code of ethics.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that John A. Fibiger, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Fibiger as the Audit Committee’s financial expert. Mr. Fibiger is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

	(a)	Audit Fees for the GE Contra Fund were $24,000 and $15,600 for the years ended 9/30/05 and 9/30/04.

	(b)	Audit-Related Fees for the GE Contra Fund were $0 and $0 for the years ended 9/30/05 and 9/30/04.

(c)
Tax Fees for GE Contra Fund of $0 and $1,900 for the years ended 9/30/05 and 9/30/04. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to GE Contra Fund.

	(d)	All Other Fees for GE Contra Fund of $0 and $0 for the years ended 9/30/05 and 9/30/04.

	(e)	(1) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

The Audit Committee’s pre-approval policies describe the types of audit, audit-related, tax and other services that may receive the general pre-approval of the Audit Committee. The pre-approval policies provide that annual audit service fees, tax services not specifically granted pre-approval, services exceeding pre-approved cost levels and other services that have not received general pre-approval will be subject to specific pre-approval by the Audit Committee. The pre-approval policies further provide that the Committee may grant general pre-approval to other audit services (statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings), audit-related services (accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services,” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements under Form N-SAR and Form N-CSR), tax services that have historically been provided by the auditor that the Committee believes would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence and permissible non-audit services classified as “all other services” that are routine and recurring services.

(2) For the GE Contra Fund, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for the years ended 9/30/05 and 9/30/04; Tax Fees were 100% and 100% for the years ended 9/30/05 and 9/30/04; and Other Fees were 100% and 100% for the years ended 9/30/05 and 9/30/04.

(f)	N/A

(g)
Non-audit fees billed by the Accountant for services rendered to GE Contra Fund and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to GE Contra Fund were $0 and $0 for the years ended 9/30/05 and 9/30/04.

(h)
Yes. The GE Contra Fund’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Accountant to the GE Contra Fund or to Service Affiliates which were required to be pre-approved were pre-approved as required.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6. Schedule of Investments.

This information, if applicable, is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), the registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The Code of Ethics for Senior Financial Officers was filed on December 7, 2004 with registrant's N-CSR for the September 30, 2004 fiscal year and is hereby incorporated by reference.

(a)(2) Certifications required by Item 12(a) of Form N-CSR are filed herewith.

(b) Certifications required by Item 12(b) of Form N-CSR are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   GE Private Asset Management Funds

By (Signature and Title)

/s/ Gurinder Ahluwalia

Gurinder Ahluwalia
President

Date: December 9, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Gurinder Ahluwalia

Gurinder Ahluwalia
Principal Executive Officer

Date: December 9, 2005

By (Signature and Title)

/s/ Thomas Rose

Thomas Rose
Chief Financial Officer

Date: December 9, 2005